Leases (Q2)	6 Months Ended
Jun. 30, 2020
Leases [Abstract]
Leases
Note 10 – Leases
We account for leases in accordance with ASC Topic 842, “Leases,” which requires lessees to recognize a right-of-use asset and lease liability on the balance sheet and expands disclosures about leasing arrangements for both lessees and lessors, among other items, for most lease arrangements.

In accordance with the adoption of ASC 842 on January 1, 2019, we recorded operating lease right-of-use (“ROU”) assets, which represent our right to use an underlying asset for the lease term, and operating lease liabilities which represent our obligation to make lease payments. Generally, we enter into operating lease agreements for facilities. Finance lease assets are recorded within property and equipment, net of accumulated depreciation. The amount of operating lease liabilities due within 12 months are recorded in other current liabilities, with the remaining operating lease liabilities recorded as non-current liabilities in our consolidated balance sheet based on their contractual due dates. Finance lease liabilities are classified according to contractual due dates.

The operating lease ROU assets and liabilities are recognized as of the lease commencement date at the present value of the lease payments over the lease term. Most of our leases do not provide an implicit rate that can readily be determined. Therefore, we use a discount rate based on our incremental borrowing rate which was 5.75% for all operating leases. Our operating lease agreements may include options to extend the lease term or terminate it early. We have included options to extend in the operating lease ROU assets and liabilities when we are reasonably certain that we will exercise such options. The weighted average remaining lease terms and discount rates for our operating leases were approximately 3.0 years and 5.75% and for our finance leases were approximately 8.8 years and 5.04% at June 30, 2020. Operating lease expense is recognized as rent expense on a straight-line basis over the lease term. Some of our operating leases contain lease and non-lease components, which we account for as a single component. We evaluate ROU assets for impairment consistent with our property and equipment policy disclosure included in our 2019 Form 10-K.

As of June 30, 2020, operating lease ROU assets were $1.8 million and operating lease liabilities were $1.9 million, of which $1.3 million were classified as noncurrent.

Future minimum lease commitments at June 30, 2020 were as follows (in thousands):

Year ending December 31,	Operating Leases	Finance Leases
2020 (excluding the six months ended June 30, 2020)	$371	$1,033
2021	752	2,097
2022	592	2,149
2023	373	2,203
2024	27	2,258
After 2024	--	10,658
Total lease payments	2,115	20,398
Less imputed interest	(178)	(4,127)
Total	$1,937	$16,271

The components of lease expense were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Operating lease cost	$182	$147	$360	$294
Short-term lease cost (1)	30	42	57	84
Finance lease cost
Amortization of right-of-use assets	305	305	610	610
Interest on lease liabilities	208	222	419	447
Total finance lease cost	513	527	1,029	1,057
Total lease costs	$725	$716	$1,446	$1,435
(1)  Leases that have terms of 12 months or less

Supplemental cash flow information related to leases was as follows (in thousands):

	Six Months Ended June 30,
	2020	2019
Cash paid for amounts included in the measurement of lease liabilities:
Cash flows from operating activities - operating leases	$375	$279
Cash flows from operating activities - finance leases	1,012	987
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	300	245